UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 23, 2011

                           EPIC ENERGY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          Colorado                     000-31357               94-3363969
--------------------            ------------------------   -------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
 of incorporation)                                           Identification No.)

                            10330 Lake Road, Bldg. R
                                Houston, TX 77070
                     --------------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (281) 419-3742
                                                       --------------

                                       N/A
                   -----------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.03.  Bankruptcy or Receivership.

     On March 18, 2011 the Company, and its wholly owed subsidiary, Epic Integrated Services, Inc. filed voluntary petitions pursuant to Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Colorado. Both cases are being jointly administered under Case No. 11-15521-MER. The Company is planning on retaining possession of its assets but will be supervised by the U.S. Trustee's regional office in Denver, Colorado throughout its bankruptcy case.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 23, 2011

                                    EPIC ENERGY RESOURCES, INC.


                                 By:/s/ John Hageman
                                    ----------------------------------
                                    John Hageman, Chief Legal Officer




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